Filed pursuant to Rule 497(k)

File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Small Cap Fund (the “Fund”)

SUPPLEMENT DATED 8 MAY 2020

TO THE FUND’S SUMMARY PROSPECTUS AND PROSPECTUS

CURRENT AS OF THE DATE HEREOF

Important Notice Regarding Change in Investment Policy

The Fund’s non-fundamental policy related to its name adopted in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended, which cannot be changed unless shareholders are notified at least 60 days prior, is as follows:

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies.

The Fund has also adopted a definition of “small companies.” Effective 7 July 2020, the Fund is changing the definition of “small companies” and clarifying that the definition can be changed without advance notice to shareholders.

Accordingly, effective 7 July 2020, the following changes will take effect:

1.	The following definition, which can be changed without advance notice to shareholders, is adopted and replaces the Fund’s current definition of “small companies”:

The Fund defines small companies as those with market capitalizations less than $8 billion or the market capitalization of the largest company in the Russell 2000® Index on a rolling one-year basis, whichever is greater.

2.

The following paragraph replaces the first full paragraph on page 78 under the heading “Additional Information about the Funds’ Investment Strategies – Artisan Small Cap Fund” on page 78 of the Fund’s Prospectus:

The Fund invests primarily in US companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund defines small companies as those with market capitalizations less than $8 billion or the market capitalization of the largest company in the Russell 2000® Index on a rolling one-year basis, whichever is greater. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. The Fund may change the definition of what constitutes a “small company” without advance notice to shareholders. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows beyond the Fund’s definition of a small company. The Fund will not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell 2000® Index as of the most recent calendar year-end (between $12.7 million and $8.3 billion as of 31 December 2019).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE